UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2006 (March 14, 2006)
HEALTHSPRING, INC.
(Exact name of registrant as specified in charter)

Delaware	001-32739	20-1821898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Vantage Way, Suite 300 Nashville, Tennessee (Address of principal executive offices)	37228 (Zip Code)
(615) 291-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 14, 2006, HealthSpring, Inc. issued a press release announcing its earnings results for its fourth fiscal quarter and year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
Exhibit 99.1      Press Release issued by HealthSpring, Inc. dated March 14, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSPRING, INC.
By:	/s/ J. Gentry Barden
J. Gentry Barden
Senior Vice President, Corporate General Counsel, and Secretary

Date: March 14, 2006

EXHIBIT INDEX

No.	Exhibit
99.1	Press Release issued by HealthSpring, Inc. dated March 14, 2006.